Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2020
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways
• Achieved a Rule of 40 metric of '50%' in 2020 (revenue growth of 15% plus non-GAAP operating margin of 35%).
• Operating cash flow for 2020 exceeded $900 million.
• FY 2021 outlook projects revenue growth of approximately 10% (adjusting for 53rd week in 2020).
	Q1 2021 Outlook • Revenue : $710 - $730 million. • GAAP operating margin: approximately 25%. • Non-GAAP operating margin: approximately 35%. • GAAP EPS: $0.55 - $0.59 • Non-GAAP EPS: $0.72 - $0.76	Q4 2020 KEY METRICS*
• Revenue $760 million • GAAP operating margin 24% • Non-GAAP operating margin 37% • GAAP EPS $0.62 • Non-GAAP EPS $0.83 • Operating cash flow $136 million *Q4 2020 was a 14-week quarter
FY 2021 Outlook
• Revenue: $2.86 - $2.92 billion.
• GAAP operating margin: 24.5% - 26%.
• Non-GAAP operating margin: 34.5% - 36%.
• GAAP EPS: $2.09 - $2.19
• Non-GAAP EPS $2.95 - $3.05
• Operating cash flow: $900 - $950 million.
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year.
	Financial Results Webcast	FY 2020 KEY METRICS*
	Our Q4 2020 financial results webcast will begin February 22, 2021 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on February 22, 2021 until 5:00 p.m. (Pacific) on March 19, 2021.	• Revenue $2.683 billion • GAAP operating margin 24% • Non-GAAP operating margin 35% • GAAP EPS $2.11 • Non-GAAP EPS $2.80 • Operating cash flow $905 million *FY 2020 was a 53-week year

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2016	2017*	2018	2019	2020*	2021E

Revenue	$1,816	$1,943	$2,138	$2,336	$2,683	$2,860 - $2,920
Revenue growth	7%	7%	10%	9%	15%	7% - 9%
3-year CAGR	8%	7%	8%	9%	11%	~11%
3-year CAGR without 53rd week impact		8%			11%

GAAP operating expenses	$1,571	$1,619	$1,742	$1,845	$2,037	~$2,176

Non-GAAP operating expenses	$1,348	$1,409	$1,491	$1,587	$1,739	~$1,871
Non-GAAP operating expense growth		5%	6%	6%	10%	~8%

GAAP operating margin	13%	17%	19%	21%	24%

Implied GAAP operating margin**						~25.25%

Non-GAAP operating margin	26%	28%	30%	32%	35%

Implied Non-GAAP operating margin**						~35.25%

GAAP earnings per share	$0.70	$0.73	$1.23	$3.53	$2.11	$2.09 - $2.19

Non-GAAP earning per share	$1.21	$1.40	$1.87	$2.20	$2.80	$2.95 - $3.05

Weighted average shares diluted outstanding	291.3	280.2	281.1	280.5	279.6	279 - 282

Cash flow from operations	445	471	605	730	905	$900 - $950

Capital expenditures	54	58	62	75	95	~$100

* Fiscal 2014 and 2020 were 53-week years, compared to all other years which are 52 week years. 2020 included approximately $45 million revenue impact for the extra week. 2014 revenue (which impacts the 3 year CAGR in 2017) included approximately $27 million revenue impact for the extra week.
** At midpoint of guidance.

Non-GAAP Operating Margin Adjusted for Stock-Based Compensation

	2016	2017	2018	2019	2020	2021E

Non-GAAP operating margin	26%	28%	30%	32%	35%	34.5% - 36%
Stock-based compensation	(6)%	(7)%	(8)%	(8)%	(7)%	~(8)%
Net	20%	21%	22%	24%	28%	26.5% - 28%

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	2

Cadence Design Systems, Inc.

First Quarter 2021 Financial Outlook

	Q1 2020A	Q4 2020*	Q1 2021E

Total Revenue ($ Millions)	$618	$759.9	$710 - $730
Q/Q Growth		14%	(7)% - (4)%
Y/Y Growth		27%	15% - 18%

GAAP Operating Margin	23%	24%	~25%

Non-GAAP Operating Margin	32%	37%	~35%

GAAP EPS	$0.44	$0.62	$0.55 - $0.59

Non-GAAP EPS	$0.60	$0.83	$0.72 - $0.76
Q/Q Growth		19%	(13)% - (8)%
Y/Y Growth		54%	20% - 27%

* Q4 2020 was a 14-week quarter.
Fiscal Year 2021 Financial Outlook

	FY 2020*	FY 2021E

Recurring Revenue	85% - 90%	85% - 90%

Total Revenue ($ Millions)	$2,683	$2,860 - $2,920
Y/Y Growth	15%	7% - 9%

Revenue from Beginning Backlog**	~70%	~75%

GAAP Operating Margin	24.1%	24.5% - 26%

Non-GAAP Operating Margin	35.2%	34.5% - 36%

GAAP Other Income & Expense ($ Millions)	$(13)	$(13) - $(21)

Non-GAAP Other Income & Expense ($ Millions)	$(13)	$(13) - $(21)

GAAP Tax Rate	7%	~14%

Non-GAAP Tax Rate	16%	16%

Weighted Average Diluted Shares Outstanding (Millions)	279.6	279 - 282

GAAP EPS	$2.11	$2.09 - $2.19

Non-GAAP EPS	$2.80	$2.95 - $3.05
Y/Y Growth	27%	5% - 9%

Cash Flow from Operations ($ Millions)	$905	$900 - $950

DSO	44	~45

Capital Expenditures ($ Millions)	$95	~$100

* Fiscal 2020 was a 53-week year.
**Backlog = Remaining Performance Obligations + IP Access Agreements

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	3

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Backlog

(In Billions)	2018	2019	2020

Backlog*	$3.0	$3.6	$3.9

*Backlog = Remaining Performance Obligations + IP Access Agreements
Revenue

(In Millions)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020*

Product and Maintenance	$565	$582	$601	$631	$723
Services	35	36	37	36	37
Total Revenue	$600	$618	$638	$667	$760
* Q4 2020 was a 14-week quarter.

(In Millions)	2018	2019	2020*

Product and Maintenance	$1,998	$2,204	$2,537
Services	140	132	146
Total Revenue	$2,138	$2,336	$2,683
* Fiscal 2020 was a 53-week year.

Revenue Mix by Geography

(% of Total Revenue)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Americas	46%	43%	44%	42%	41%
China	9%	13%	12%	17%	17%
Other Asia	20%	18%	19%	19%	18%
Europe, Middle East and Africa	18%	19%	18%	16%	17%
Japan	7%	7%	7%	6%	7%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2018	2019	2020

Americas	45%	44%	42%
China	10%	10%	15%
Other Asia	18%	20%	18%
Europe, Middle East and Africa	19%	18%	18%
Japan	8%	8%	7%
Total	100%	100%	100%

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Product Category

(% of Total Revenue)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Custom IC Design and Simulation	25%	25%	24%	24%	26%
Digital IC Design and Signoff	29%	29%	28%	27%	31%
Functional Verification	24%	23%	24%	23%	19%
IP	13%	14%	14%	15%	13%
System Design and Analysis	9%	9%	10%	11%	11%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2018	2019	2020

Custom IC Design and Simulation	26%	25%	25%
Digital IC Design and Signoff	29%	30%	29%
Functional Verification	24%	23%	22%
IP	12%	13%	14%
System Design and Analysis	9%	9%	10%
Total	100%	100%	100%

3 Year Revenue CAGR by Product Group

(% of Total Revenue)	2018	2019	2020

Custom IC Design and Simulation	7%	9%	9%
Digital IC Design and Signoff	9%	10%	11%
Functional Verification	10%	5%	11%
IP	8%	16%	18%
System Design and Analysis	3%	7%	13%
Total 3 Year CAGR	8%	9%	11%

3 Year Revenue CAGR by Product Group Without 53rd Week Impact*

(% of Total Revenue)	2018	2019	2020*

Custom IC Design and Simulation	7%	9%	8%
Digital IC Design and Signoff	9%	10%	10%
Functional Verification	10%	5%	10%
IP	8%	16%	18%
System Design and Analysis	3%	7%	12%
Total 3 Year CAGR	8%	9%	11%
* Fiscal 2020 was a 53-week year and included approximately $45 million revenue impact for the extra week.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	5

Cadence Design Systems, Inc.

Gross Margin

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

GAAP Gross Margin	87.8%	88.0%	88.2%	87.7%	90.3%
Non-GAAP Gross Margin	89.7%	89.9%	90.3%	89.6%	92.2%

	2018	2019	2020

GAAP Gross Margin	87.9%	88.6%	88.6%
Non-GAAP Gross Margin	90.0%	90.6%	90.6%

Total Costs and Expenses

(In Millions)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020*

Total GAAP Costs and Expenses	$491	$479	$486	$497	$575
Total Non-GAAP Costs and Expenses	$415	$419	$415	$428	$478

* Q4 2020 was a 14-week quarter.

(In Millions)	2018	2019	2020*

Total GAAP Costs and Expenses	$1,742	$1,845	$2,037
Total Non-GAAP Costs and Expenses	$1,491	$1,587	$1,739

* Fiscal 2020 was a 53-week year.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	6

Cadence Design Systems, Inc.

Operating Margin

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

GAAP Operating Margin	18.2%	22.6%	23.8%	25.4%	24.3%
Non-GAAP Operating Margin	30.8%	32.2%	35.1%	35.9%	37.1%

	2018	2019	2020

GAAP Operating Margin	18.5%	21.1%	24.1%
Non-GAAP Operating Margin	30.2%	32.1%	35.2%

Earnings Per Share

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

GAAP Net Income Per Share	$2.36	$0.44	$0.47	$0.58	$0.62
Non-GAAP Net Income Per Share	$0.54	$0.60	$0.66	$0.70	$0.83

	2018	2019	2020

GAAP Net Income Per Share	$1.23	$3.53	$2.11
Non-GAAP Net Income Per Share	$1.87	$2.20	$2.80

Total DSO

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

DSO	47	42	45	41	44

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Net Cash from Operating Activities	$159	$218	$345	$206	$136
Capital Expenditures	27	22	22	20	31
Free Cash Flow	$132	$196	$323	$186	$105

(In Millions)	2016	2017	2018	2019	2020

Net Cash from Operating Activities	$445	$471	$605	$730	$905
Capital Expenditures	54	58	62	75	95
Free Cash Flow	$391	$413	$543	$655	$810

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	7

Cadence Design Systems, Inc.

Cash and Cash Equivalents

(In Millions)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Cash and Cash Equivalents	$705	$946	$1,189	$1,307	$928

•Approximately 39 percent of our cash and cash equivalents were in the U.S. at quarter-end.

(In Millions)	2016	2017	2018	2019	2020

Cash and Cash Equivalents	$465	$688	$533	$705	$928

Stock Repurchase

(In Millions, Except Share Price)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Share Repurchase	$75	$100	$75	$75	$130
Number of Shares	1.122	1.488	0.920	0.717	1.123
Average Share Price	$66.86	$67.22	$81.54	$104.62	$115.78

(In Millions, Except Share Price)	2016	2017	2018	2019	2020

Share Repurchase	$960	$100	$250	$306	$380
Number of Shares	40.493	2.495	5.934	4.841	4.247
Average Share Price	$23.71	$40.09	$42.14	$63.24	$89.49

Employees

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

Headcount	8,078	8,205	8,375	8,674	8,746

	2016	2017	2018	2019	2020

Headcount	7,094	7,214	7,499	8,078	8,746

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	8

Cadence Design Systems, Inc.

Forward Looking Statements
The statements in this CFO Commentary contain forward-looking statements which are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and the ability to develop, install or deliver Cadence’s products or services; (iv) change in customer demands that could result in delays in purchases, development, installations or deliveries of Cadence's products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic and industry conditions, including that of the semiconductor and electronics industries, government regulations and trade restrictions; (vi) capital expenditure requirements, legislative or regulatory requirements, changes in tax laws, interest rates, currency exchange rate fluctuations and Cadence’s ability to access capital and debt markets; (vii) the acquisition of other companies or technologies or the failure to successfully integrate and operate them; (viii) events that affect cash flow, liquidity, or reserves, or settlement assumptions Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation or other matters; (ix) the effects of any litigation or other proceedings to which Cadence is or may become a party; and (x) the duration, severity and effects of the COVID-19 pandemic and containment measures on Cadence, its employees, and its suppliers and customers, which may also have the effect of heightening the other risks described in this paragraph. In addition, the timing and amount of Cadence's repurchase of its common stock under the authorizations will be subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, which include Cadence’s most recent reports on Form 10-K and Form 10-Q, including Cadence’s future filings.

GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2021 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	9

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020*

GAAP total costs and expenses	$491	$479	$486	$497	$575

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(47)	(47)	(47)	(45)	(59)
Amortization of acquired intangibles	(13)	(15)	(16)	(16)	(17)
Acquisition and integration-related costs	(3)	(4)	(5)	(6)	(7)
Restructuring and other (charges) credits	(10)	1	1	—	(10)
Non-qualified deferred compensation (expenses) credits	(2)	5	(4)	(2)	(4)
Special charges	(1)	—	—	—	—
Non-GAAP total costs and expenses †	$415	$419	$415	$428	$478

* Q4 2020 was a 14-week quarter.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2017	2018	2019	2020*	2021E

GAAP total costs and expenses	$1,619	$1,742	$1,845	$2,037	$2,176

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(130)	(168)	(182)	(197)	~(225)
Amortization of acquired intangibles	(57)	(53)	(53)	(64)	~(72)
Acquisition and integration-related costs	(8)	(20)	(8)	(23)	~(8)
Restructuring and other charges	(9)	(11)	(9)	(9)	—
Non-qualified deferred compensation (expenses) credits	(6)	1	(5)	(5)	—
Special charges	—	—	(1)	—	—
Non-GAAP total costs and expenses †	$1,409	$1,491	$1,587	$1,739	~$1,871

* Fiscal 2020 was a 53-week year.
† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020

GAAP gross margin as a percent of total revenue	88%	88%	88%	88%	90%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0%	0%	0%	0%	0%
Amortization of acquired intangibles	2%	2%	2%	2%	2%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%
Non-GAAP gross margin as a percent of total revenue †	90%	90%	90%	90%	92%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	2018	2019	2020

GAAP gross margin as a percent of total revenue	88%	89%	89%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0%	0%	0%
Amortization of acquired intangibles	2%	2%	2%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%
Non-GAAP gross margin as a percent of total revenue †	90%	91%	91%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021E

GAAP operating margin as a percent of total revenue	18%	23%	24%	25%	24%	~25%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	8%	7%	7%	7%	8%	8%
Amortization of acquired intangibles	2%	2%	2%	3%	2%	2%
Acquisition and integration-related costs	1%	1%	1%	1%	1%	0%
Restructuring and other charges (credits)	2%	0%	0%	0%	1%	0%
Non-qualified deferred compensation expenses (credits)	0%	(1)%	1%	0%	1%	0%
Special charges	0%	0%	0%	0%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	31%	32%	35%	36%	37%	~35%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2016	2017	2018	2019	2020	2021E

GAAP operating margin as a percent of total revenue	13%	17%	19%	21%	24%	24.5% - 26%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	6%	7%	8%	8%	7%	8%
Amortization of acquired intangibles	4%	3%	2%	2%	3%	2%
Acquisition and integration-related costs	1%	0%	1%	0%	1%	0%
Restructuring and other charges	2%	1%	0%	1%	0%	0%
Non-qualified deferred compensation expenses (credits)	0%	0%	0%	0%	0%	0%
Special charges	0%	0%	0%	0%	0%	0%
Non-GAAP operating margin as a percent of total revenue †	26%	28%	30%	32%	35%	34.5% - 36%

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021E

Diluted net income per share on a GAAP basis	$2.36	$0.44	$0.47	$0.58	$0.62	$0.55 - $0.59
Stock-based compensation expense	0.17	0.17	0.17	0.16	0.21	0.20
Amortization of acquired intangibles	0.05	0.05	0.06	0.06	0.06	0.06
Acquisition and integration-related costs	0.01	0.02	0.02	0.02	0.02	0.01
Restructuring and other charges (credits)	0.03	—	—	—	0.04	—
Non-qualified deferred compensation expenses (credits)	0.01	(0.02)	0.01	—	0.01	—
Special charges	—	—	—	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets *	—	0.03	(0.01)	—	(0.02)	—
Income tax benefit related to intercompany transfers of certain intellectual property rights	(2.06)	—	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.03)	(0.09)	(0.06)	(0.12)	(0.11)	(0.10)
Diluted net income per share on a non-GAAP basis †	$0.54	$0.60	$0.66	$0.70	$0.83	$0.72 - $0.76

Shares used in calculation of diluted net income per share	279,557	279,265	279,080	280,024	280,173

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2016	2017	2018	2019	2020	2021E

Diluted net income per share on a GAAP basis	$0.70	$0.73	$1.23	$3.53	$2.11	$2.09 - $2.19
Stock-based compensation expense	0.37	0.46	0.60	0.65	0.71	0.80
Amortization of acquired intangibles	0.21	0.20	0.19	0.19	0.23	0.26
Acquisition and integration-related costs	0.04	0.03	0.07	0.03	0.08	0.03
Restructuring and other charges	0.14	0.03	0.04	0.03	0.03	—
Non-qualified deferred compensation expenses (credits)	0.01	0.02	(0.01)	0.02	0.02	—
Special charges	—	—	—	—	—	—
Other income or expense related to investments and non-qualified deferred compensation plan assets *	(0.02)	(0.05)	—	(0.01)	—	—
Income tax benefit related to intercompany transfers of certain intellectual property rights	—	—	—	(2.05)	—	—
Income tax related to transition tax	—	0.24	—	—	—	—
Income tax related to tax rate change	—	0.09	—	—	—	—
Income tax effect of non-GAAP adjustments	(0.24)	(0.35)	(0.25)	(0.19)	(0.38)	(0.23)
Diluted net income per share on a non-GAAP basis †	$1.21	$1.40	$1.87	$2.20	$2.80	$2.95 - $3.05

Shares used in calculation of diluted net income per share	291,256	280,221	281,144	280,515	279,641	279 - 282M

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	14

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	FY 2019	FY 2020	FY 2021E

GAAP total other income and expense	$(12.8)	$(12.8)	$(13) - $(21)

Reconciling items to non-GAAP total income and expense
Other income or expense related to investments and non-qualified deferred compensation plan assets*	(1.3)	(0.5)	—
Non-GAAP total other income and expense†	$(14.1)	$(13.3)	$(13) - $(21)

† The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

* Includes, as applicable, equity in losses or income from investments, write-down of investments, gains or losses on investments and gains or losses on non-qualified deferred compensation plan assets recorded in other income or expense.

February 22, 2021	Cadence Q4 and Fiscal Year 2020 Financial Results	15